United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2016, First Tennessee Bank National Association (“First Tennessee”) agreed to an increase in the maximum amount of the unsecured revolving credit facility of Miller Industries, Inc. (the “Registrant”) with First Tennessee, as further described below (the “Loan Facility Increase”). In connection with the Loan Facility Increase, (a) the Amended and Restated Loan Agreement, dated as of December 30, 2014 (as amended by the First Amendment, dated as of June 11, 2015, the “Original Loan Agreement”), by and among the Registrant, certain of its subsidiaries, and First Tennessee, was amended and restated by that certain Amended and Restated Loan Agreement, dated as of June 22, 2016 (the “New Loan Agreement”), by and among the Registrant, certain of its subsidiaries, and First Tennessee, pursuant to which the maximum amount of the Registrant’s credit facility with First Tennessee was increased by $20.0 million, from $30.0 million to $50.0 million, and the minimum tangible net worth requirement was increased by $20.0 million, from $110.0 million to $130.0 million, and (b) the Master Revolving Credit Note dated as of June 11, 2015 (the “Original Note”), issued by the Registrant to First Tennessee pursuant to the Original Loan Agreement was amended and replaced by an Amended and Restated Master Revolving Credit Note, dated as of June 22, 2016 (the “New Note”), issued by the Registrant to First Tennessee pursuant to the New Loan Agreement, in the principal amount of $50.0 million, with a maturity date of March 31, 2018. All other material terms and conditions of the Original Loan Agreement remain unchanged.

The foregoing description of the New Note and the New Loan Agreement is qualified in its entirety by reference to the New Note and the New Loan Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the New Note and the New Loan Agreement is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Amended and Restated Loan Agreement, dated as of June 22, 2016, by and among the Registrant, certain of the Registrant’s wholly-owned subsidiaries, and First Tennessee Bank National Association

10.2	Amended and Restated Master Revolving Credit Note dated as of June 22, 2016 from the Registrant payable to First Tennessee Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc.
(Registrant)

By:	/s/ J. Vincent Mish
J. Vincent Mish
Executive Vice President and Chief Financial Officer

Dated: June 24, 2016